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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 18, 2001



                               SANMINA CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
          DELAWARE                                 000-21272                        77-0228183
(STATE OR OTHER JURISDICTION OF             (COMMISSION FILE NUMBER)             (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                                                IDENTIFICATION NUMBER)
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                             2700 NORTH FIRST STREET
                               SAN JOSE, CA 95134
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (408) 964-3500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS

     On May 18, 2001, Sanmina Corporation issued a press release announcing that the Board of Directors of Sanmina Corporation approved the adoption of a Preferred Stock Rights Agreement. The press release is attached as Exhibit 99 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits.

             Exhibit 99   Sanmina Corporation Press Release issued May 18, 2001.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2001                        SANMINA CORPORATION
                                                   (Registrant)


                                          By: /s/ RICK R. ACKEL
                                              -----------------------------
                                              Rick R. Ackel
                                              Executive Vice President and
                                              Chief Financial Officer

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                                  EXHIBIT INDEX
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
Exhibit
Number
-------
99          Sanmina Corporation Press Release issued May 18, 2001.
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